SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas 77598

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 21, 2025, KULR Technology Group, Inc. (“Company”) virtually held its Annual General Meeting of Stockholders. A total of 21,072,843 shares of common stock and 1,000,000 shares of the Series A voting preferred stock, representing in aggregate 120,083,605 or approximately 83.64% of the shares eligible to vote and constituting a quorum, were represented in person or by valid proxies at the meeting.

The stockholders approved the election of Michael Mo, Joanna D. Massey, Donna H. Grier, Aron Schwartz, and Shawn Canter to serve as directors of the Company until the next annual meeting of the stockholders.

The stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The stockholders approved the KULR Technology Group, Inc., 2025 Equity Incentive Plan.

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

The final voting results on these matters were as follows:

1. Approval of the election of Michael Mo, Joanna D. Massey , Donna H. Grier, Aron Schwartz, and Shawn Canter to serve as directors of the Company until the next annual meeting of the shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Mo	107,678,342	558,441	11,846,822
Joanna D. Massey	105,684,830	2,551,953	11,846,822
Donna H. Grier	106,914,998	1,321,785	11,846,822
Aron Schwartz	107,798,869	437,914	11,846,822
Shawn Canter	107,341,205	895,578	11,846,822

2. Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained
119,283,978	386,944	412,683

3. Approval of the 2025 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
106,295,501	1,710,658	230,624	11,846,822

4. Approval on an advisory basis, the compensation of the named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
106,986,553	1,072,357	177,873	11,846,822

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: November 26, 2025	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer